UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2014 (July 2, 2014)

RREEF Property Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland          333-180356         45-4478978
(State or other jurisdiction of (Commission File Number) (I.R.S. Employer incorporation or organization) Identification No.)

345 Park Avenue, 26th Floor, New York, NY 10154
(Address of principal executive offices)
(Zip Code)

(212) 454-6260
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, RREEF Property Trust, Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the Current Report on Form 8-K filed on July 2, 2014 to provide the required financial information relating to our acquisition of an office building located in Anaheim, California, as described in such Current Report.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of the Property Acquired
	Independent Auditors' Report	3
	Historical Summary of Gross Income and Direct Operating Expenses for the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013	4
	Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013	5

(b)	Pro Forma Financial Information (unaudited)	7
	Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2014	8
	Notes to Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2014	9
	Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2014	10
	Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2014	11
	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2013	12
	Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2013	13

(c)	Shell Company Transactions
	None

(d)	Exhibits
	None

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders of
RREEF Property Trust, Inc:
We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Anaheim Hills Office Plaza (the Property) for the year ended December 31, 2013, and the related notes (the historical summary).
Management’s Responsibility for the Historical Summary
Management is responsible for the presentation of this historical summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the historical summary that is free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the historical summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the historical summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the historical summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the historical summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the historical summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Anaheim Hills Office Plaza for the year ended December 31, 2013, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to Note 2 to the historical summary, which describes that the accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K/A of RREEF Property Trust, Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ KPMG LLP
Dallas, TX
August 29, 2014

ANAHEIM HILLS OFFICE PLAZA

Historical Summary of Gross Income and Direct Operating Expenses

For the Six Months Ended June 30, 2014 (unaudited)
and Year Ended December 31, 2013

	Six Months Ended June 30, 2014 (unaudited)	Year ended December 31, 2013
Gross income:
Base rental income	$912,114	$1,639,434
Tenant reimbursements	34,433	92,567
Total gross income	946,547	1,732,001
Direct operating expenses:
Property operating	198,914	392,769
Real estate tax	77,386	153,082
Insurance	6,872	13,237
Total direct operating expenses	283,172	559,088
Excess of gross income over direct operating expenses	$663,375	$1,172,913

See accompanying notes to historical summary of gross income and direct operating expenses.

Anaheim Hills Office Plaza
Notes to Historical Summary of Gross Income and
Direct Operating Expenses
For the Six Months ended June 30, 2014 (unaudited)
and Year ended December 31, 2013

NOTE 1 — BUSINESS

On July 2, 2014, RREEF Property Trust, Inc. (the "Company") acquired Anaheim Hills Office Plaza, a 73,892 square-foot office building on a 4.1 acre site located at 160 North Riverview Drive, Anaheim, California situated 15 miles north of John Wayne International Airport with direct access to CA-91 and ease of access to the regional freeway system (the "Property"). The Company acquired the Property through RPT Anaheim Hills Office Plaza, LLC, an indirect wholly-owned subsidiary. The purchase price for the Property was $18,500,000, exclusive of closing costs. The Company funded the acquisition of the Property with proceeds from the sale of its common stock and by borrowing $14,700,000 under the Company's line of credit with Regions Bank. Of the $14,700,000 borrowed, $4,570,000 was from existing borrowing capacity on previously acquired properties, while $10,130,000 was allocated to the Property. With this borrowing, the Company's total debt outstanding as of July 2, 2014 was $35,200,000.

NOTE 2 — BASIS OF PRESENTATION

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the "SEC") and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the six months ended June 30, 2014 has been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of the Company's management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the six months ended June 30, 2014 is not necessarily indicative of the expected results for the entire year ended December 31, 2014.

An Historical Summary is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Property was acquired from an unaffiliated party; and (2) based on due diligence of the Property conducted by the Company, except as disclosed in these Notes to Historical Summary of Gross Income and Direct Operating Expenses, management is not aware of any material factors relating to the Property that would cause this financial information not to be indicative of future operating results.

NOTE 3 — GROSS INCOME

The Property has been continuously 100% occupied since January 1, 2013. All leases are full service gross with differing base years. Below are additional details of the leases.

Tenant	Type of Business	% of Net Rentable Area	% of 2014 Annual Base Rent	% of 2013 Annual Base Rent	Base Year	Lease Commencement Date	Lease Expiration Date
Gateway One Lending and Finance, LLC(1)	Auto Finance	34%	32.4%	34.6%	2011	Dec. 2010	Jan. 2019
Gateway Once Lending and Finance, LLC(1)(4)	Auto Finance	34%	33.9%	—%	2013	Nov. 2013	Jan. 2019
Raytheon Applied Signal Technology, Inc.(2)	Aerospace and Defense	20%	19.7%	20.7%	2010	Nov. 2009	Oct. 2016
AS Real Estate Holdings, LLC(3)	Real Estate Brokerage	12%	14.0%	13.6%	2011	Aug. 2011	Nov. 2017
Premier Office Centers, LLC(4)	Executive Office Leasing	34%	—%	31.1%	2011	Nov. 2010	Oct. 2013

Anaheim Hills Office Plaza
Notes to Historical Summary of Gross Income and
Direct Operating Expenses
For the Six Months ended June 30, 2014 (unaudited)
and Year ended December 31, 2013

(1)
Gateway One Lending and Finance, LLC ("Gateway") is a wholly-owned subsidiary of TCF Financial Corporation, a publicly traded (NYSE: TCB) national bank holding company. Gateway has two five-year extension options at Fair Market Value (as defined in each Gateway lease). Renewal options may be exercised by written notice within six to nine months prior to the expiration of the then-existing term.

(2)
Raytheon Applied Signal Technology, Inc. ("Raytheon Applied Signal") is a wholly-owned subsidiary of Raytheon Company, a publicly traded (NYSE: RTN) defense and aerospace systems company. Raytheon Applied Signal has an on-going right of first refusal on third floor space. Additionally, effective October 31, 2013, Raytheon Applied Signal has a termination option exercisable at anytime with six months notice and payment of a termination fee equal to two months rent plus any unamortized leasing costs at the time of exercise. Raytheon Applied Signal has one five-year extension option at Fair Market Value (as defined in the Raytheon Applied Signal lease). The renewal option may be exercised by written notice within nine to twelve months prior to the expiration of the then-existing term.

(3)
AS Real Estate Holdings, LLC ("AS Real Estate") is doing business as Century 21 Real Estate. AS Real Estate has one five-year extension option at Fair Market Value (as defined in the AS Real Estate lease). The renewal option may be exercised by written notice within nine months prior to the expiration of the then-existing term.

(4)
The lease with Premier Office Centers, LLC ended at its scheduled expiration date of October 31, 2013. Gateway leased this entire space effective November 1, 2013 via amendment to its existing lease that extended the term of its existing lease and set the termination date of both leases to January 31, 2019.

All leases are classified as operating leases. Although the leases provide for increases in minimum lease payments over the terms of the leases, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $85,756 (unaudited) for the six months ended June 30, 2014 and increased base rental income by $72,196 for the year ended December 31, 2013.

Minimum base rents to be received during the non-cancelable terms under the operating leases in place as of December 31, 2013, are as follows:

2014	$1,720,538
2015	1,838,936
2016	1,895,940
2017	1,616,439
2018	1,409,649
Thereafter	119,206
$8,600,708

NOTE 4 — DIRECT OPERATING EXPENSES

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Accordingly, expenses such as interest, depreciation and certain landlord costs are excluded.

NOTE 5 — SUBSEQUENT EVENTS

Subsequent events were evaluated from December 31, 2013 through August 29, 2014, the date on which the Historical Summary was issued. No subsequent events occurred.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
June 30, 2014
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet of RREEF Property Trust, Inc. (the "Company") is presented as if the acquisition of Anaheim Hills Office Plaza ("Anaheim Hills") had occurred on June 30, 2014.

This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Company’s historical financial statements and notes thereto for the quarter ended June 30, 2014, as contained in the Company's Quarterly Report on Form 10-Q. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the above acquisition on June 30, 2014, nor does it purport to represent its future financial position. The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
June 30, 2014
(unaudited)

	Historical (as reported)	Anaheim Hills Acquisition		Pro Forma
ASSETS
Investment in real estate assets:
Land	$9,420,670	$5,561,610	(a)	$14,982,280
Buildings and improvements, less accumulated depreciation of $525,933	28,611,423	10,397,942	(a)	39,009,365
Acquired intangible lease assets, less accumulated amortization of $913,847	7,700,506	2,602,148	(a)	10,302,654
Total investment in real estate assets, net	45,732,599	18,561,700		64,294,299
Investment in marketable securities	3,424,150	—		3,424,150
Total investment in real estate assets and marketable securities, net	49,156,749	18,561,700		67,718,449
Cash and cash equivalents	5,217,218	(3,676,676)	(b)	1,540,542
Receivables	270,285	—		270,285
Prepaids and other assets	151,824	16,495	(c)	168,319
Deferred financing costs, less accumulated amortization of $341,720	293,614	34,419	(d)	328,033
Total assets	$55,089,690	$14,935,938		$70,025,628
LIABILITIES AND STOCKHOLDERS' EQUITY
Line of credit	$20,500,000	$14,700,000	(e)	$35,200,000
Accounts payable and accrued expenses	103,149	250,212	(f)	353,361
Due to affiliates	7,838,825	—		7,838,825
Acquired below market lease intangibles, less accumulated amortization of $38,588	1,355,843	61,700	(a)	1,417,543
Distributions payable	54,033	—		54,033
Other liabilities	231,607	—		231,607
Total liabilities	30,083,457	15,011,912		45,095,369
Stockholders' Equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized, none issued	—	—		—
Common stock, $0.01 par value; 500,000,000 Class A shares authorized, 1,370,746 issued and outstanding	13,708	—		13,708
Common stock, $0.01 par value; 500,000,000 Class B shares authorized, 1,407,103 issued and outstanding	14,071	—		14,071
Additional paid in capital	29,037,163	—		29,037,163
Accumulated deficit	(4,363,102)	(75,974)	(g)	(4,439,076)
Accumulated other comprehensive income	304,393	—		304,393
Total stockholders' equity	25,006,233	(75,974)		24,930,259
Total liabilities and stockholders' equity	$55,089,690	$14,935,938		$70,025,628

The accompanying notes are an integral part of this pro forma consolidated balance sheet.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
June 30, 2014
(unaudited)

NOTE 1 — ACQUISITION
On July 2, 2014, the Company acquired Anaheim Hills for a purchase price of $18,500,000, exclusive of closing costs. The acquisition was funded with proceeds from the sale of the Company's common stock and by borrowing $14,700,000 under the Company's line of credit from Regions Bank. Of this borrowed amount, $10,130,000 relates to Anaheim Hills while the balance was borrowed against available capacity from the Company's three other properties encumbered by the line of credit with Regions Bank. Anaheim Hills consists of a 73,892 square foot industrial building fully leased to three tenants.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)	Reflects the preliminary purchase price allocation for the acquisition of Anaheim Hills.

(b)	Reflects utilization of existing cash to close the acquisition.

(c)	Reflects prepaid expenses in connection with closing the acquisition.

(d)	Reflects costs incurred to obtain financing under the Company's line of credit.

(e)	Reflects the borrowing of $14,700,000 under the Company's line of credit.

(f)	Reflects accrued expenses assumed in connection with closing the acquisition.

(g)	Reflects the acquisition costs incurred to close the acquisition.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2014
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if RREEF Property Trust, Inc. (the "Company") had acquired the investments in Commerce Corner and Anaheim Hills on January 1, 2013. Commerce Corner and Anaheim Hills were acquired subsequent to December 31, 2013 (the "2014 Acquisitions") and as such, the pro forma adjustments presented below are only those applicable to the period presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the six months ended June 30, 2014, as contained in the Company’s Quarterly Report on Form 10-Q. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above acquisition on January 1, 2013, nor does it purport to represent its future results of operations. The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

	Historical (as reported)	2014 Acquisitions Adjustments		Other Adjustments		Pro Forma
Revenues
Rental and other property income	$1,385,543	$1,241,338	(a)	$—		$2,626,881
Tenant reimbursement income	161,317	176,341	(b)	—		337,658
Investment income on marketable securities	52,236	—		—		52,236
Total revenues	1,599,096	1,417,679		—		3,016,775
Expenses
General and administrative expenses	1,092,169	—		—		1,092,169
Property operating expenses	221,664	429,946	(c)	—		651,610
Advisory expenses	120,604	—		—		120,604
Acquisition related expenses	164,599	(164,599)	(d)	—		—
Depreciation	333,317	300,490	(e)	—		633,807
Amortization	491,437	367,827	(e)	—		859,264
Total operating expenses	2,423,790	933,664		—		3,357,454
Operating (loss) income	(824,694)	484,015		—		(340,679)
Interest expense	(348,626)	(235,196)	(f)	(17,142)	(f)	(600,964)
Net realized gain upon sale of marketable securities	9,598	—		—		9,598
Net (loss) income	$(1,163,722)	$248,819		$(17,142)		$(932,045)
Weighted average number of common shares outstanding:
Basic and diluted	2,449,450					2,777,849	(g)
Net loss per common share:
Basic and diluted	$(0.48)					$(0.34)

The accompanying notes are an integral part of this pro forma consolidated statement of operations.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2014
(unaudited)

NOTE 1 — ACQUISITION

On April 11, 2014, the Company acquired Commerce Corner, a 259,910 square foot industrial building located on a 14.4 acre site at 1109 Commerce Boulevard, plus an additional adjacent 9.7 acre parcel of land, situated one mile from Exit 10 of Interstate 295 and in close proximity to Interstate 95 and the New Jersey Turnpike. The purchase price for Commerce Corner was $19,750,000, exclusive of closing costs. The Company funded the acquisition of Commerce Corner with proceeds from the sale of its common stock and by borrowing $17,600,000 under the Company's line of credit with Regions Bank. Of the $17,600,000 borrowed, $8,760,000 was from existing borrowing capacity on previously acquired properties, while $8,840,000 was allocated to Commerce Corner.
On July 2, 2014, the Company acquired Anaheim Hills for a purchase price of $18,500,000, exclusive of closing costs. The acquisition was funded with proceeds from the sale of the Company's common stock and by borrowing $14,700,000 under the Company's line of credit. Of this borrowed amount, $10,130,000 relates to Anaheim Hills while the balance was borrowed against available capacity from the Company's three other properties encumbered by the line of credit with Regions Bank. Anaheim Hills consists of a 73,892 square foot industrial building fully leased to three tenants.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)
Represents rental and other income pursuant to the leases in place prior to the Company's actual acquisition on a straight-line basis. Also includes the amortization of the acquired favorable and unfavorable lease intangibles.

(b)	Represents amounts reimbursable from the tenants pursuant to the leases in place during the period shown.

(c)	Represents insurance, real estate tax and other property operating expenses incurred based on the historical operations of the 2014 acquisitions.

(d)	Costs related to the acquisition of properties are excluded from the Pro Forma Consolidated Statement of Operations because such costs are non-recurring.

(e)
Buildings and improvements are depreciated over a period of 20 to 40 years on a straight-line basis. Amounts allocated to acquired intangible lease assets are amortized over the terms of the leases. The purchase price allocation to acquired intangible lease assets and liabilities is preliminary and subject to adjustment by the Company.

(f)
Interest expense is reflective of the Company's line of credit and includes the Company's borrowing of $17,600,000 at 2.40% and $14,500,000 at 2.35% for Commerce Corner and Anaheim Hills, respectively, which were used to finance the 2014 acquisitions. Interest expense also reflects line of credit unused fees and the amortization of deferred financing costs related to the Company's line of credit.

(g)	Weighted average shares outstanding was calculated assuming all shares sold through June 30, 2014 were issued on January 1, 2014.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if RREEF Property Trust, Inc. (the "Company") had acquired the investments in 9022 Heritage Parkway and Wallingford Plaza (the "2013 Acquisitions"), and Commerce Corner and Anaheim Hills (the "2014 Acquisitions") on January 1, 2013. All investments were acquired subsequent to January 1, 2013 and as such, the pro forma adjustments presented below are only those applicable to the period presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the year ended December 31, 2013, as contained in the Company’s Annual Report on Form 10-K. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above acquisitions on January 1, 2013, nor does it purport to represent its future results of operations. The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

	Historical (as reported)	2014 Acquisitions Adjustments		2013 Acquisitions Adjustments		Other Adjustments		Pro Forma
Revenues
Rental and other property income	$761,684	$2,857,718	(a)	$1,201,529	(a)	$—		$4,820,931
Tenant reimbursement income	14,705	361,184	(b)	183,604	(b)	—		559,493
Investment income on marketable securities	81,316	—		—		—		81,316
Total revenues	857,705	3,218,902		1,385,133		—		5,461,740
Expenses
General and administrative expenses	1,653,358	—		—		—		1,653,358
Property operating expenses	35,872	948,987	(c)	249,273	(c)	—		1,234,132
Acquisition related expenses	137,484	—		(137,484)	(d)	—		—
Depreciation	192,616	797,976	(e)	287,958	(e)	—		1,278,550
Amortization	409,194	848,818	(e)	440,198	(e)	—		1,698,210
Total operating expenses	2,428,524	2,595,781		839,945		—		5,864,250
Operating (loss) income	(1,570,819)	623,121		545,188		—		(402,510)
Interest expense	(324,560)	(583,146)	(f)	(267,919)	(f)	(26,303)	(f)	(1,201,928)
Realized loss upon sale of marketable securities	(85,824)	—		—		—		(85,824)
Net (loss) income	$(1,981,203)	$39,975		$277,269		$(26,303)		$(1,690,262)
Weighted average number of common shares outstanding:
Basic and diluted	800,194							2,777,849	(g)
Net loss per common share:
Basic and diluted	$(2.48)							$(0.61)

The accompanying notes are an integral part of this pro forma consolidated statement of operations.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013
(unaudited)

NOTE 1 — ACQUISITIONS

On May 31, 2013, the Company acquired 9022 Heritage Parkway, a two-story office building located in Woodridge, Illinois. The purchase price for 9022 Heritage Parkway was $13,300,000, exclusive of closing costs. The Company funded the acquisition of 9022 Heritage Parkway with proceeds from the sale of its common stock and by borrowing $6,700,000 under the Company's line of credit with Regions Bank.

On December 18, 2013, the Company acquired Wallingford Plaza, a three-story mixed-use (office over retail) building located at 4468 Stone Way North, Seattle, Washington. The purchase price for Wallingford Plaza was $12,750,000, exclusive of closing costs. The Company funded the acquisition of Wallingford Plaza with proceeds from the sale of its common stock and by borrowing $5,500,000 under the Company's line of credit with Regions Bank.

On April 11, 2014, the Company acquired Commerce Corner, a 259,910 square foot industrial building located on a 14.4 acre site at 1109 Commerce Boulevard, plus an additional adjacent 9.7 acre parcel of land, situated one mile from Exit 10 of Interstate 295 and in close proximity to Interstate 95 and the New Jersey Turnpike. The purchase price for CommercE Corner was $19,750,000, exclusive of closing costs. The Company funded the acquisition of Commerce Corner with proceeds from the sale of its common stock and by borrowing $17,600,000 under the Company's line of credit with Regions Bank. Of the $17,600,000 borrowed, $8,760,000 was from existing borrowing capacity on previously acquired properties, while $8,840,000 was allocated to Commerce Corner.

On July 2, 2014, the Company acquired Anaheim Hills for a purchase price of $18,500,000, exclusive of closing costs. The acquisition was funded with proceeds from the sale of the Company's common stock and by borrowing $14,700,000 under the Company's line of credit. Of this borrowed amount, $10,130,000 relates to Anaheim Hills while the balance was borrowed against available capacity from the other three properties. Anaheim Hills consists of a 73,892 square foot industrial building fully leased to three tenants.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)
Represents rental and other income pursuant to the leases in place prior to the Company's actual acquisitions on a straight-line basis. Also includes the amortization of the acquired favorable and unfavorable lease intangibles.

(b)	Represents amounts reimbursable from the tenants pursuant to the leases in place during the period shown, based on the historical operations of the properties and management's estimates.

(c)	Represents insurance, real estate tax and other property operating expenses that would have been incurred based on the historical operations of the properties and management's estimates.

(d)	Costs related to the acquisition of properties are excluded from the Pro Forma Consolidated Statement of Operations because such costs are non-recurring.

(e)
Buildings and improvements are depreciated over a period of 20 to 40 years on a straight-line basis. Amounts allocated to acquired intangible lease assets are amortized over the term of the lease. The purchase price allocation to acquired intangible lease assets and liabilities for the 2014 acquisitions are preliminary and subject to adjustment by the Company.

(f)
Interest expense is reflective of the Company's line of credit and includes (1) the Company's total borrowings, net of repayments, of $35,200,000 at a weighted average rate of 2.38%, which was used to finance the four acquisitions, (2) line of credit unused fees pursuant to the loan agreement, and (3) amortization of deferred financing costs over the term of the line of credit.

(g)	Weighted average shares outstanding was calculated assuming all shares sold through June 30, 2014 were issued on January 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF Property Trust, Inc.
By:	/s/ Julianna S. Ingersoll
Name:	Julianna S. Ingersoll
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Date: August 29, 2014